                                                                 Exhibit 23.2


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Experts" and the use of our report dated March 26, 1999, with respect to the consolidated financial statements of Fundtech Ltd., in the Registration Statement on Form S-1, and related Prospectus of Fundtech Ltd.



Tel-Aviv, Israel                               KOST, LEVARY and GABBAY
March 26, 1999                          Certified Public Accountants (Israel)
                                       A Member of Ernst & Young International